UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2021

TELA Bio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37526	45-5320061
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1 Great Valley Parkway, Suite 24 Malvern, Pennsylvania		19355
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (484) 320-2930

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TELA	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 29, 2021, the Board of Directors (the “Board”) of TELA Bio, Inc. (the “Company”) approved, upon recommendation of the Compensation Committee of the Board, amendments to certain equity award agreements previously granted to Maarten Persenaire, M.D., the Company’s co-founder and former Chief Medical Officer, in recognition of Dr. Persenaire’s past service and significant contributions to the Company since its founding. Dr. Persenaire passed away unexpectedly on Sunday, March 7, 2021. The Board approved the acceleration of vesting of 12,000 restricted stock units granted to Dr. Persenaire on February 24, 2021 under the Company’s Amended and Restated 2019 Equity Incentive Plan (the “A&R 2019 Plan”) and options to purchase an aggregate of 73,086 shares of common stock of the Company, which represent the unvested portion of stock option awards granted to Dr. Persenaire on February 28, 2018, November 7, 2019 and February 24, 2021 under the Company’s 2012 Stock Incentive Plan, as amended, and A&R 2019 Plan. Such accelerated stock options have exercise prices ranging from $5.93 to $16.99. In addition, the Board extended the exercisability period for the accelerated portion of stock option awards granted to Dr. Persenaire on November 7, 2019 to March 15, 2022 and extended the exercisability period for the previously vested portion of stock options granted to Dr. Persenaire on November 7, 2019 to November 7, 2029. Finally, the Board extended the exercisability period for stock option awards granted to Dr. Persenaire on February 24, 2021 to February 24, 2031. All other terms of Dr. Persenaire’s long-term equity awards remain unchanged.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELA BIO, INC.

By:	/s/ Antony Koblish
Name:	Antony Koblish
Title:	President, Chief Executive Officer and Director

Date: May 4, 2021